Fair Value Measurements (Tables)	6 Months Ended
Jun. 30, 2013
Basis of Fair Value Measurements

Basis of Fair Value Measurements

Balance at June 30, 2013 (in thousands, except per share data)	Total	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common stock warrant liability	$3,702	$—	$—	$3,702

Reconciliation of Liabilities Measured at Fair Value on Recurring Basis

The following tables show reconciliations of the beginning and ending balances for liabilities measured at fair value on a recurring basis using significant unobservable inputs (i.e. Level 3) for the six months ended June 30, 2013:

Common Stock Warrant Liability	Fair Value Measurements Using Significant Unobservable Inputs
Beginning of period	$—
Issuance of common stock warrants	4,392
Change in the fair value of common stock warrant liability	(690)

Fair value of common stock warrant liability at June 30, 2013	3,702